Prologis Supplemental Information Third Quarter 2021 Unaudited Prologis’ the HUB Training Facility at DIRFT, Daventry, UK

3Q 2021 Supplemental Highlights 1 Company Profile 2 Company Performance 4 Prologis Leading Indicators and Proprietary Metrics 5 Guidance Financial Information 6 Consolidated Balance Sheets 7 Consolidated Statements of Income 8 Reconciliations of Net Earnings to FFO 9 Reconciliations of Net Earnings to Adjusted EBITDA Strategic Capital 10 Summary and Financial Highlights 11 Operating and Balance Sheet Information of the Unconsolidated Co-Investment Ventures 12 Non-GAAP Pro-Rata Financial Information Operations 13 Overview 14 Operating Metrics 16 Operating Portfolio 19 Customer Information Capital Deployment 20 Overview 21 Development Stabilizations 22 Development Starts 23 Development Portfolio 24 Third Party Acquisitions 25 Dispositions and Contributions 26 Land Portfolio Capitalization 28 Overview 29 Debt Components - Consolidated 30 Debt Components - Noncontrolling Interests and Unconsolidated Net Asset Value 31 Components Notes and Definitions 33 Notes and Definitions Copyright © 2021 Prologis

4,675 Buildings Overview * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. NOI calculation based on Prologis Share of the Operating Portfolio. 3Q 2021 Supplemental Prologis, Inc., is the global leader in logistics real estate with a focus on high-barrier, high-growth markets. As of September 30, 2021, the company owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 994 million square feet (92 million square meters) in 19 countries. Prologis leases modern logistics facilities to a diverse base of approximately 5,500 customers principally across two major categories: business-to-business and retail/online fulfillment. 994M Square Feet ~$21B Build Out of Land (TEI) U.S. 612M SF 81% of NOI*(A) Other Americas 69M SF 5% of NOI*(A) Europe 210M SF 11% of NOI*(A) Asia 103M SF 3% of NOI*(A)

Highlights * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. 3Q 2021 Prologis Share of NOI of the Operating Portfolio annualized. 3Q 2021 third-party share of asset management fees annualized plus trailing twelve months third-party share of transactional fees and net promotes. Prologis Share of trailing twelve month Estimated Value Creation from development stabilizations. Mexico is included in the U.S. as it is U.S. dollar functional. Company Profile 1 3Q 2021 Supplemental

Highlights * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Company Performance 3Q 2021 Supplemental 2 Core FFO* AFFO* Estimated Value Creation - Stabilizations

* This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Core FFO* in millions AFFO* in millions Estimated Value Creation in millions Asset Management Fees and Net Promotes in millions Highlights Company Performance 3Q 2021 Supplemental 3

*Please see our Notes and Definitions for further explanation. Lease Proposals in millions of square feet U.s. IBI activity index Lease negotiation Gestation- rolling Avg quarterly trend in days U.S. space utilization Highlights Prologis Leading Indicators and Proprietary Metrics* 3Q 2021 Supplemental 4 Average 23

Highlights * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Our guidance for 2021 is based on management’s current beliefs and assumptions about our business, the industry and the markets in which we operate. Please refer to “Forward-Looking Statements” and “Risk Factors” referred to in our reports filed with the Securities and Exchange Commission for more information. The difference between Core FFO and Net Earnings predominately relates to real estate depreciation and gains or losses on real estate transactions. See the Notes and Definitions for a reconciliation. We are further adjusting Core FFO to exclude $0.05 of net promote income. Includes $187 million of proceeds from the disposition of our ownership interest in one of our other unconsolidated ventures. Guidance (A) 3Q 2021 Supplemental 5

Financial Information Consolidated Balance Sheets 3Q 2021 Supplemental 6

Financial Information Consolidated Statements of Income 3Q 2021 Supplemental 7

Financial Information * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Reconciliations of Net Earnings to FFO* 3Q 2021 Supplemental 8

Financial Information * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Reconciliations of Net Earnings to Adjusted EBITDA* 3Q 2021 Supplemental 9

Strategic Capital * The next promote opportunity is related to the Stabilization of individual development project(s). Values represent the entire venture at 100%, not Prologis’ proportionate share. Values are presented at Prologis’ adjusted basis derived from the ventures’ U.S. GAAP information and may not be comparable to values reflected in the ventures’ stand alone financial statements calculated on a different basis. Throughout this document we use the most recent public information for these co-investment ventures. Summary and Financial Highlights 3Q 2021 Supplemental 10

Strategic Capital * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Values represent the entire venture at 100%, not Prologis’ proportionate share. Values are presented at Prologis’ adjusted basis derived from the ventures’ U.S. GAAP information and may not be comparable to values reflected in the ventures’ stand alone financial statements calculated on a different basis. Operating and Balance Sheet Information of the Unconsolidated Co-Investment Ventures (at 100%) (A) 3Q 2021 Supplemental 11

Strategic Capital * This is a non-GAAP financial measure, please see our Notes and Definitions for further explanation. See our Notes and Definitions for further explanation of how these amounts are calculated. Non-GAAP Pro-Rata Financial Information (A) 3Q 2021 Supplemental 12

* This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Occupancy Customer Retention Same Store Change Over Prior Year – Prologis Share* Rent Change – Prologis Share Operations Overview 3Q 2021 Supplemental 13 Trailing four quarters – net effective

Operations Amounts exclusive of leases of less than one year, unless otherwise noted. Operating Metrics – Owned and Managed 3Q 2021 Supplemental 14

Operations * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Operating Metrics – Owned and Managed 3Q 2021 Supplemental 15 CAPITAL EXPENDITURES Thousands, except for percentages SAME STORE INFORMATION Thousands, except for percentages PROPERTY IMPROVEMENTS PER SQUARE FOOT TURNOVER COSTS ON LEASES COMMENCED COMPOSITION OF PORTFOLIO (by Unit Size) Free rent as a % of lease value – trailing four quarters 2.7% 2.8% 3.0% 3.2% 3.1% Occupancy 94.3% 97.4% 98.4% 99.3% Trailing four quarter average Quarterly total As a % of lease value Per square foot ($)

Operations Operating Portfolio(A) – Square Feet, Occupied and Leased 3Q 2021 Supplemental 16 Data in the Operating Portfolio excludes non-strategic industrial properties acquired from LPT due to our intent not to hold long-term. These properties are classified as Other Real Estate Investments. This data excludes 25 million square feet related to non-strategic industrial properties.

Operations This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. This data excludes $32 million of NOI related to non-strategic industrial properties. Operating Portfolio – NOI* and Gross Book Value 3Q 2021 Supplemental 17

Operations * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Operating Portfolio – Summary by Division 3Q 2021 Supplemental 18

Operations We have signed leases, that were due to expire, totaling 26 million square feet in our owned and managed portfolio (2.6% of total net effective rent) and 16 million square feet on a Prologis share basis (2.6% of total net effective rent).  These are excluded from 2021 expirations and are reflected at their respective expiration year. Customer Information 3Q 2021 Supplemental 19

Development Starts (TEI) in millions Development Stabilizations (TEI) dollars in millions Building Acquisitions and M&A Activity Land Portfolio in millions Capital Deployment Overview – Prologis Share 3Q 2021 Supplemental 20 Outside the U.S. U.S. The estimated build out includes the land portfolio, Covered Land Plays and the other land that we could develop through options, ground leases, unconsolidated joint ventures and other contractual arrangements. in millions YTD Q3

Capital Deployment Development Stabilizations 3Q 2021 Supplemental 21

Capital Deployment TEI amount includes development starts on yards and parking lots that will be included in Other Real Estate Investments upon completion. Development Starts 3Q 2021 Supplemental 22

Capital Deployment Development Portfolio 3Q 2021 Supplemental 23

Capital Deployment Third Party Acquisitions 3Q 2021 Supplemental 24

Capital Deployment Excludes $187 million of proceeds from the disposition of our ownership interest in one of our other unconsolidated ventures. Dispositions and Contributions (A) 3Q 2021 Supplemental 25

Capital Deployment Land Portfolio – Owned and Managed 3Q 2021 Supplemental 26

Capital Deployment Amounts include approximately 3,000 acres that we could develop through options, ground leases, unconsolidated joint ventures and other contractual arrangements. Land Portfolio – Summary and Roll Forward 3Q 2021 Supplemental 27

Capitalization * This is a non-GAAP financial measure. Please see our Notes and Definitions for detailed calculation. Mexico is included in the U.S. as it is U.S. dollar functional. The detail calculations are included in the Notes and Definitions section and are not in accordance with the applicable SEC rules. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. Overview 3Q 2021 Supplemental 28 ASSETS UNDER MANAGEMENT (dollars in millions) Enterprise Value AUM by Geography Market Equity U.S. DOLLAR EXPOSURE (dollars in millions) Enterprise Value Debt U.S. Dollar(A) 22.8% U.S. Dollar (A) 84.2% Outside U.S. 15.8% Outside U.S. 77.2% DEBT BY CURRENCY- PROLOGIS SHARE UNENCUMBERED ASSETS – PROLOGIS SHARE: $59.7B (in billions) AUM by Ownership

Capitalization The maturity for the 2021 Global Facility ($100 million) is reflected at the extended maturity date as the extension is at our option. We manage our exposure to changes in foreign currency exchange rates using foreign currency forward contracts, including those that are accounted for as net investment hedges, to economically reduce our exposure to fluctuations in foreign currency rates. The effect is reflected in the table under Investment Hedges. See also page 28 for our market equity exposure by currency. Debt Components - Consolidated 3Q 2021 Supplemental 29

Capitalization Refer to Notes and Definitions under Non-GAAP Pro-Rata Financial Information for further explanation on how these amounts are calculated. The maturity of certain unsecured debt (Prologis Share $179 million) is reflected at the extended maturity dates as the extensions are at the entity’s option. We manage our exposure to changes in foreign currency exchange rates using foreign currency forward contracts, including those that are accounted for as net investment hedges, to economically reduce our exposure to fluctuations in foreign currency rates. The effect is reflected in the table under Investment Hedges. See also page 28 for our market equity exposure by currency. Debt Components - Noncontrolling Interests and Unconsolidated (A) 3Q 2021 Supplemental 30

Net Asset Value * This is a non-GAAP financial measure. Please see our Notes and Definitions for further explanation. Components – Prologis Share 3Q 2021 Supplemental 31

Net Asset Value For the quarter, promote revenue was $23 million less expenses of $14 million. Components - continued 3Q 2021 Supplemental 32

Notes and Definitions Prologis Fokker Park, Oude Meer, the Netherlands

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